UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 11, 2019

ASCENT CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34176	26-2735737
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5251 DTC Parkway, Suite 1000

Greenwood Village, Colorado 80111

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 628-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed on Current Reports on Form 8-K filed by Ascent Capital Group, Inc. (“Ascent” or the “Company”), on August 27, 2018, certain holders of the Company’s 4.00% Convertible Senior Notes due 2020 (the “Notes”) caused an action to be filed in the Court of Chancery of the State of Delaware, captioned KLS Diversified Master Fund L.P. et. al. v. Ascent Capital Group, Inc. et al., C.A. No. 2018-0636 (as amended on September 5, 2018, October 1, 2018 and October 22, 2018, the “Noteholder Action”) against the Company and each of its directors and executive officers. On February 11, 2019, the Company and its directors and executive officers, on the one hand, and the holders of Notes that were plaintiffs in the Noteholder Action (together with certain of each of such holders’ respective affiliates, the “Noteholder Parties”) collectively holding $75,674,000 in aggregate principal amount of Notes, representing 78.20% of the aggregate principal amount of the Notes then outstanding, on the other hand, entered into a Settlement and Note Repurchase Agreement and Release (the “Settlement Agreement”), which, among other things as described herein, (i) provided for the settlement of the Noteholder Action and the mutual release of claims related thereto (the “Settlement”) and (ii) in connection with the Settlement, provided for the delivery by the Noteholder Parties of their respective written consents (the “Consents”) with respect to all Notes held by such Noteholder Parties to certain amendments described below (the “Amendments”) to the Indenture, dated as of July 17, 2013, between the Company and U.S. Bank National Association, as trustee (the “Trustee”), governing the Notes (as such Indenture was amended by the Supplemental Indenture dated as of August 30, 2018, pursuant to which the Company surrendered its right to elect to deliver shares of common stock or a combination of cash and shares of common stock upon any conversion of the Notes and may settle any such conversion solely in cash, and the Second Supplemental Indenture (as defined below) dated as of February 14, 2019, pursuant to which to the Amendments were effected, the “Indenture”) and for the private repurchase (the “Note Repurchase”) by the Company of all Notes held by such Noteholder Parties. On February 14, 2019, the transactions contemplated in the Settlement Agreement (including the obtaining of the Consents and the Note Repurchase) were consummated and following the receipt of the Consents, the Company and the Trustee entered into the Second Supplemental Indenture, dated as of February 14, 2019 (the “Second Supplemental Indenture”), to the Indenture and the Amendments became effective.

The Amendments effected by the Second Supplemental Indenture modified the Indenture to (i) remove references to subsidiary, subsidiaries and/or significant subsidiary, as applicable, of the Company from certain events of default provisions contained in Section 6.01 of the Indenture and (ii) allow conversion of the Company into a non-corporate legal form.

The Settlement Agreement states that, in connection with the Settlement, Ascent paid to the Noteholder Parties an aggregate amount of $70,666,176.28 in cash, consisting of (i) an aggregate of $6,104,720.92 for professional fees and expenses incurred on the Noteholder Parties’ behalf, (ii) an aggregate of $2,000,000.00 in consideration for the Noteholder Parties’ Consents, (iii) an aggregate of $10,808,555.36 in consideration for and in full and final satisfaction of the settled claims as set forth in the Settlement Agreement and (iv) an aggregate of $51,752,900.00 on account of the Note Repurchase.

The foregoing description of the Settlement Agreement and the Second Supplemental Indenture is a summary and is qualified in its entirety by reference to the Settlement Agreement and the Second Supplemental Indenture, copies of which are filed herewith as Exhibit 4.1 and Exhibit 10.1, respectively, and are incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

On February 14, 2019, following the receipt of the Consents, the Company and the Trustee entered into the Second Supplemental Indenture.  The description of the Second Supplemental Indenture contained under Item 1.01 above is incorporated in its entirety into this Item 3.03. The description of the Second Supplemental Indenture is a summary and is qualified in its entirety by reference to the Settlement Agreement, a copy of which is filed herewith as Exhibit 4.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On February 14, 2019, Ascent issued a press release announcing the Settlement Agreement and the consummation of the transaction contemplated thereby, the execution of the Second Supplemental Indenture and the Company’s current intention to commence a cash tender offer shortly for any and all Notes that remain outstanding. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

The information furnished pursuant to Item 7.01 of this Form 8-K and Exhibit 99.1 hereto shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of Ascent’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless Ascent expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

The information in this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities of Ascent, nor shall there be any offer, solicitation or sale of such securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Second Supplemental Indenture, dated as of February 14, 2019, between Ascent and the Trustee.

10.1	Settlement and Note Repurchase Agreement and Release, dated as of February 11, 2019, among Ascent and its directors and executive officers and the Noteholder Parties.

99.1	Press Release issued by Ascent on February 14, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2019

ASCENT CAPITAL GROUP, INC.

By:	/s/ William E. Niles
	Name:	William E. Niles
	Title:	Chief Executive Officer, General Counsel and
Secretary